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                                                                 Exhibit 10.98.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENT(S)  TO EXHIBIT 10.98
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Participation Agreement (T2), dated as of December 15, 1999, among Midwest
Generation, LLC, Collins Holdings EME, LLC, Collins Trust II, Wilmington Trust Company, Collins Generation II, LLC, Edison Mission Midwest Holdings Co., Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.

                  This Participation Agreement differs from Exhibit 10.98 in the following respects:

         In the Exhibit RR and Schedule 4.22 to the Participation Agreement, "T1" is replaced by "T2" and "I" is replaced by "II."

         The statement "Illinois Real Property Transfer Affidavit executed by Collins Trust I, filed for record in the Grundy County Recording Offices" is removed from Schedule 4.22 to the Participation Agreement.

Participation Agreement (T3), dated as of December 15, 1999, among Midwest Generation, LLC, Collins Holdings EME, LLC, Collins Trust III, Wilmington Trust Company, Collins Generation III, LLC, Edison Mission Midwest Holdings Co., Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.

                  This Participation Agreement differs from Exhibit 10.98 in the following respects:

         In the Exhibit RR and Schedule 4.22 to the Participation Agreement, "T1" is replaced by "T3" and "I" is replaced by "III."

         The statement "Illinois Real Property Transfer Affidavit executed by Collins Trust I, filed for record in the Grundy County Recording Offices" is removed from Schedule 4.22 to the Participation Agreement.

Participation Agreement (T4), dated as of December 15, 1999, among Midwest Generation, LLC, Collins Holdings EME, LLC, Collins Trust IV, Wilmington Trust Company, Collins Generation IV, LLC, Edison Mission Midwest Holdings Co., Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A.


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                  This Participation Agreement differs from Exhibit 10.98 in the following respects:

         In the Exhibit RR and Schedule 4.22 to the Participation Agreement, "T1" is replaced by "T4" and "I" is replaced by "IV."

         The statement "Illinois Real Property Transfer Affidavit executed by Collins Trust I, filed for record in the Grundy County Recording Offices" is removed from Schedule 4.22 to the Participation Agreement.




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